Exhibit 99.3

DECEMBER 2016 TICKER: APEI EXCHANGE: NASDAQ AMERICAN PUBLIC EDUCATION, INC. (NASDAQ: APEI) is a leading provider of higher learning dedicated to preparing students all over the world for excellence in service, leadership and achievement. The Company offers respected, innovative and affordable academic programs and services to students, universities and partner organizations through wholly owned subsidiaries: American Public University System and National Education Seminars Inc., which we refer to in this press release as Hondros College of Nursing. American Public University System (APUS), which is accredited by the Higher Learning Commission (HLC), offers online degree and certificate programs through American Military University (AMU) and American Public University (APU). Hondros College of Nursing (HCON) educates nurses at five Ohio campuses in Cincinnati/West Chester, Cleveland/Independence, Columbus/Westerville, Dayton/Fairborn and Toledo/Maumee. Together, these institutions serve more than 90,000 adult learners worldwide and offer more than 200 degree and certificate programs in fields ranging from homeland security, military studies, intelligence, and criminal justice to technology, business administration, public health, nursing and liberal arts. For additional information, please visit www.apei.com. 30+ HCON RELATIONSHIPS with healthcare employers 91% APUS SENIORS SURVEYED respondents would probably or definitely chose APUS again if they could start over.2 95% APUS ALUMNI SURVEYED respondents were either completely satisfied or very satisfied with education received.1 70K+ APUS ALUMNI 5K+ HCON ALUMNI NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS TOTAL ASSETS NET CASH PROVIDED BY OPERATING ACTIVITIES REVENUE $320,712 $42,323 $350,020 $42,034 $40,877 $299,427 $329,479 $297,904 $327,910 $313,516 $313,139 $61,030 $271,655 $59,414 $57,211 $56,014 $32,414 $52,924 $237,603 $24,155 '12 '13 '14 '15 '16 '12 '13 '14 '15 '16 '12 '13 '14 '15 '16 '12 '13 '14 '15 '16 Contact: Chris Symanoskie, IRC, Vice President, Investor Relations 703-334-3880 or csymanoskie@apus.edu NOTE: Past performance is not indicative of future results. Additional information, including important details about risk factors, can be found in APEI's filings with the U.S. Securities and Exchange Commission, www.sec.gov. 1. APUS, 2016 End of Program Survey 2. NSSE, 2016 Survey

APUSAMERICAN PUBLIC UNIVERSITY SYSTEM An online institution of higher learning serving the needs of military, public service and civilian communities through American Military University (AMU) and American Public University (APU).ENROLLMENT AND REGISTRATIONS For the three months ended December 31,20162015% Change Net Course Registrations by New Students 10,300 14,500-29%Net Course Registrations183,00092,300 -10%For the twelve months ended December 31,20162015% Change Net Course Registrations by New Students45,80058,700-22%Net Course Registrations345,400375,100-8%As of December 31,20162015% Change Active Student Enrollement288,70096,000-8%ENROLLMENT BY DEGREE LEVEL¦59%Bachelors¦16%Associates¦16%Masters¦9%Certificate/otherENROLLMENT BY SCHOOL¦26%Security & Global Studies¦23%Business¦23%Arts & Humanities¦15%Science, Technology, Engineering & Math¦10%Public Service & Health¦ 3%Education AT-A-GLANCE– 88% of Students are Working Adults– Avg. Age of Students: 33 years– Avg. Undergraduate Class Size: 19 students– Avg. Graduate class size: 9 students– Gender Ratio: 64% male / 36% female– 47%+ of APUS students referred by others– Over 200 Degrees and Certificate Programs– 2,000+ Globally Located Faculty Members AMU & APU GRADUATES– 70,000+ Alumni– Nearly 40 graduate students and alumni honored as Presidential Management Fellowship finalists, one of the nation’s most prestigious programs for leadership and public service. REGISTRATIONS BY PRIMARY FUNDING SOURCE For the twelve months ended December 31, 2016¦36%Department of Defense Tuition Assistance (TA)¦29%Federal Student Aid (Title IV)¦22%Veteran’s Benefits (VA)¦13%Cash & Other Sources TUITION Our total costs of combined tuition, books, and required fees are approximately 19% less for undergraduate and 38% less for graduate students than the average published in-state total costs at public institutions.3ENROLLMENT BY PROGRAMHONDROS COLLEGE OF NURSING Serving the needs of nurses and the healthcare community through campus locations in Cincinnati, Cleveland, Columbus, Dayton, and Toledo, Ohio. STUDENT ENROLLMENT4As of December 31,20162015% Change New Student Enrollment533527+1%Total Student Enrollment1,7101,970 -13%For the full year ended December 31, 2016.¦59%Licensed Practical Nurse¦32%Associate Degree in Nursing¦9%RN-Bachelors Science of Nursing AT-A-GLANCE– Avg. Age of Students: 30 years– Gender Ratio: 92% female / 8% male– Avg. Class size: 15 students GRADUATES– 5,600+ alumni Approximate Cost (Tuition & Fees) of Degree Completion Licensed Practical Nurse$17,040Associate Degree in Nursing$25,010 Alumni tuition is $23,790Bachelors Science of Nursing$20,880Alumni tuition is $19,4881. APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty.2. APUS Student Enrollment represents the number of unique active students, including those who take an approved leave of absence for up to two years, who have reached the eighth day of their first course or who have completed at least one course within the last 12 months for which a grade was received.3. For additional details, visit www.amu.apus.edu/tuition-and-finance/tuition-and-fees/4. HCON Student Enrollment represents the total number of students enrolled in a course immediately after the date by which students may drop a course without penalty.